SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-KA


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934.

 Date of Report (Date of earliest Event Reported):   August 14,
                              1996



                   COMTEC INTERNATIONAL, INC.
     (Exact name of registrant as specified in its charter)



   New Mexico               0-12116                 75-2456757
(State of other juris-   (Commission           (I.R.S. Employer
 diction of incorpora-    File Number)        Identification No.)
 tion)



    10855 East Bethany Drive
         Aurora, Colorado                                80014
(Address of Principal Executive Offices)              (Zip Code)





Registrant's telephone number including area code: (303) 743-7983

 Former name or former address if changed since last report: Not
                           Applicable










Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not Applicable


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not Applicable


Item 3.   BANKRUPTCY OR RECEIVERSHIP

          Not Applicable


Item 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS.

(a)(1)   Previous Independant Accountants

      (i)  On August 14, 1996 Causey Demgen & Moore Inc. declined
to  stand  for re-              election for their client-auditor
relationship with Comtec International, Inc.

      (ii)       Causey  Demgen  & Moore  Inc.'s  report  on  the
financial statement for this fiscal               year ended June
30, 1995 contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope,
or accounting            principles.

     (iii) The decision to change accountants was approved by the board of directors.

      (iv)       During this fiscal year ended June 30, 1995  and
any   subsequent  interim  period                 preceding   the
declination   there  were  no  disagreements  with   the   former
accountant                on any matter of accounting  principles
or  practices,  financial statement disclosure,                or
auditing scope of procedure.

           A  copy of the letter from Causey Demgen & Moore  Inc.
confirming the foregoing                disclosure is attached as
an exhibit to this report.

(a)(2)    New Independant Accountants

     (i) The Registrant engaged Ehrhardt Keefe Steiner & Hottman P.C. as its new independent accountants as of
     August 29, 1996. During the RegistrantOs two most recent fiscal yearOs ended through August 29, 1996, no consultations have occurred between the Registrant and
     Ehrhardt Keefe Steiner & Hottman P.C. which concerned the subject matter of a disagreement with Causey Demgen & Moore Inc., the RegistrantOs predecessor Certifying Accountants. Additionally, Ehrhardt Keefe Steiner & Hottman P.C. has concluded any oral adviced rendered to the Registrant on the application of accounting principals to a specific transaction or the type of audit opinion that might be renderred on the RegistrantOs financial statements (no written reports have been provided), was not an important factor considered by the Registrant in reaching a decision as to the applicable accounting, auditing or financial reporting issue.


Item 5.   OTHER EVENTS.

          Not Applicable


Item 6.   REGISTRATION OF REGISTRANTS DIRECTORS.

          Not Applicable


Item    7.      FINANCIAL    STATEMENTS,    PROFORMA    FINANCIAL
INFORMATION AND EXHIBITS.

          Not Applicable


Item 8.   CHANGES IN FISCAL YEAR.

          Not Applicable








                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report be signed on its behalf by the undersigned thereunto duly authorized .

Dated:    September 12, 1996


                              COMTEC INTERNATIONAL, INC.


                              By:/s/ Donald G. Mack, President
                              Donald  G.   Mack, President



                               By:/s/ Kelsey T. Kennedy, Chief Financial Officer Kelsey T. Kennedy, Chief Financial Officer